Investor Presentation April 2012

Safe Harbor Provision 2 Delek US Holdings is traded on the New York Stock Exchange in the United States under the symbol “DK” and, as such, is governed by the rules and regulations of the United States Securities and Exchange Commission. This presentation may contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning our current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include but are not limited to: management’s ability to execute its strategy of growth through acquisitions and transactional risks in acquisitions; our competitive position and the effects of competition; the projected growth of the industry in which we operate; changes in the scope, costs, and/or timing of capital projects; losses from derivative instruments; general economic and business conditions, particularly levels of spending relating to travel and tourism or conditions affecting the southeastern United States; risks and uncertainties with the respect to the quantities and costs of crude oil, the costs to acquire feedstocks and the price of the refined petroleum products we ultimately sell; potential conflicts of interest between our majority stockholder and other stockholders; and other risks contained in our filings with the Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Delek US undertakes no obligation to update or revise any such forward- looking statements.

Integrated Downstream Energy Company(1) Breadth of Exposure Across Refining, Wholesale Marketing and Retail Distribution Operates 140,000 BPD of refined production capacity in Texas and Arkansas Refining Segment ) Owned crude/product terminals and pipeline assets in Texas, Arkansas and Tennessee Marketing Segment 377 convenience stores -- primarily in Tennessee, Alabama and Georgia Retail Segment 3  60,000 BPD  9.4 complexity (1) As of Dec. 31 2011 Tyler Refinery  80,000 BPD  9.0 complexity El Dorado Refinery Strategically Located Refineries Allow For Broad Wholesale and Retail Product Distribution Opportunities Longview Crude Oil Hub  Strategic crude oil supply point that allows our refining system access to domestic inland and Gulf Coast feedstock

Recent Financial Performance 4 (1) Represents adjusted net income from continuing operations (2) Delek US assumed operational control of the El Dorado refinery and related assets through the acquisition of a majority equity interest in Lion Oil on April 29, 2011 Substantial Growth In Net Income ($MM)(1,2) “Golden Age” of Refining (2006-2007) Generated Record Profitability in 2011 $91.5 mm $1.91/share $95.5 mm $1.80/share $158.3 mm $2.81/share 2006 2007 2011 Steady Decline In Net Debt ($MM) $250.2 mm $270.7 mm $248.7 mm $246.7 mm $206.7 mm YE 2007 YE 2008 YE 2009 YE 2010 YE 2011 Acquired Lion Oil, Paid Special Cash Dividend Net income of more than $158 million driven by y/y growth in refining segment Record Full-Year Profitability Reduced net debt by $40 mm y/y; $225.6 mm in cash as of 12/31/11 Reduced Net Debt, Improved Liquidity

5 Increase Crude Slate Flexibility Ensure Operational Reliability Access Cost-Advantaged Feedstocks Complete Value-Enhancing Capital Projects Expand Product Distribution Opportunities Maintain Balance Sheet Discipline Objective: To drive superior returns for our shareholders by increasing the scale and functional integration of our downstream asset base Areas of Strategic Focus  Focus on safe, compliant and cost-effective operations  Refining system operated at 92.7% of capacity in 2011  Run LP to maximize margin capture  Crude procurement synergies between Tyler and El Dorado  In early 2013, anticipate the ability to receive additional supply of WTI- linked barrels for delivery to Tyler & El Dorado refineries  Refining: “Quick-Hit” capital projects to be completed in 2H:12  Retail: New store construction, store reimaging program  Identify new distribution opportunities through mid-stream assets  Supply up to 10,000 BPD from El Dorado to MAPCO within 5 years  Maintain adequate cash balance, reduce remaining debt  Return value to shareholders

Refining Segment Operational Update

Longview Supports Crude Slate Flexibility for Refining System 7 Focused On Increasing Refining System Access to Cost-Advantaged Feedstocks Tyler Refinery El Dorado Refinery Longview Crude Hub Longview Can Receive Gulf Coast and Foreign Crudes Longview Can Receive West Texas Crudes Longview Can Receive Domestic Inland Crudes Midland, Texas(1)  2011: WTI priced at Midland, TX was ~$1.00 /bbl below WTI priced at Cushing, OK  March 2012: WTI priced at Midland, TX is more than $2.50/bbl below WTI priced at Cushing, OK (1) Source: Argus

Optimized Refining System To Support Regional Demand 8 Increased Refining System Reliability(1) Lion Oil Acquisition More Than Doubled Sales Volumes In The Gulf Coast and Mid- Continent (1) 89.8% 86.1% 82.2% 83.3% 92.7% 2007 2008 2009 2010 2011 53,439 59,161 46,500 54,405 58,261 127,962 142,237 138,905 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 60,000 bpd Tyler Refinery Only 60,000 bpd Tyler Refinery (and) 80,000 bpd El Dorado Refinery (1) Delek US operated the El Dorado refinery for the 247 days in 2011, following our acquisition of majority ownership ~60% of light products produced are sold by rack-to-truck (local customers) Significant Sales Into Local Markets Significant rack-level product sales equate to less reliance on third-party pipelines Flexibility In Product Distribution

Favorable Refining Economics Continue Into 2Q12(1) 9 Elevated Refined Product Margins and Discounted WTI-Linked Feedstock Favor Delek US (1) Source: Platts and Bloomberg; April 2012 data is as of April 8, 2012 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 ($30.00) ($20.00) ($10.00) $0.00 $10.00 $20.00 $30.00 $40.00 Ja n -1 0 Fe b -1 0 M ar -1 0 A p r- 1 0 M ay -1 0 Ju n -1 0 Ju l- 1 0 A u g- 1 0 Se p -1 0 Oc t- 1 0 N o v- 1 0 D ec -1 0 Ja n -1 1 Fe b -1 1 M ar -1 1 A p r- 1 1 M ay -1 1 Ju n -1 1 Ju l- 1 1 A u g- 1 1 Se p -1 1 Oc t- 1 1 N o v- 1 1 D ec -1 1 Ja n -1 2 Fe b -1 2 M ar -1 2 A p r- 1 2 Brent-WTI Spread Per Barrel (1) 5-3-2 Gulf Coast Crack Spread Per Barrel, (+/-) Contango/Backwardation (1)

Crude Slate Transition at El Dorado Underway 10 Historically processed local Arkansas, domestic offshore and foreign crude oils El Dorado Has A Diverse Crude Slate Displaced expensive foreign and GC crudes with discounted local, inland crudes Supplying More WTI-Linked Barrels We Anticipate El Dorado’s Crude Slate Will Be Weighted Toward WTI-linked Crude In Early 2013 Targeting 50,000 bpd of WTI-linked crude deliveries to El Dorado by early 2013(2) Focus Is On Early 2013 Receiving More WTI-Linked Barrels (BPD)(2) (1) Includes crude oil received at the El Dorado refinery for the 247 days we operated the facility in 2011, following our acquisition of majority ownership (2) Includes local Arkansas barrels collected via the Company’s 600 mile crude gathering system, in addition to west Texas crude oils delivered to the refinery El Dorado Refinery Crude Slate (2011)(1) Gulf Coast Crude 56% Inland/Local Crude 33% Foreign Crude 11% June-11 3Q11 4Q11 1H13 Local Arkansas Crude New Source - WTI Linked Crude ~21,000 bpd ~25,000 bpd ~25,000 bpd Up to 50,000 bpd (E)

Access To Lower Cost Crude at Tyler Refinery 11 Processes primarily West Texas Intermediate and East Texas crude oils On a blended basis, Tyler purchased crude at ~$1.50/bbl above WTI in 1Q12 Tyler Crude Costs Near Parity with WTI Tyler Refinery Enjoys An Advantaged Crude Slate – Anticipate More Lower Cost Crude in Early 2013 In early 2013, intend to supply Tyler with increased volumes of advantaged crude Seek to Further Reduce Crude Costs Tyler Refinery Crude Slate (2011)(1) Access to Cost-Advantaged Crude WTI 80% East Texas Crude 17% WTS 3% (1) Includes crude oil received at the Tyler refinery in 2011 (2) Anticipate that by early 2013, additional volumes of crude will be supplied to the Tyler refinery priced at Midland. Midland WTI generally sells at a discount to Cushing WTI. Tyler Refinery Crude Slate (2011)(1,2) 1Q12 Crude purchased at $1.50/bbl above WTI at Tyler Early 2013 Anticipate crude costs at Tyler will decline to levels at or below WTI (assuming Midland benefit)

Identified “Quick-Hit” Capital Projects 12 Low-Cost, High-Return Capital Projects at Tyler and El Dorado(1) LSR/Sat Gas Project (LSR)  Scope: Improves liquid recovery of Butane & Propane at El Dorado  Anticipated Cost: $16 million  Anticipated Return: $20 million contribution margin annually  Anticipated Completion: Third Quarter 2012 Vacuum Tower Bottoms Project (VTB)  Scope: Convert El Dorado asphalt to light product via Coker at Tyler  Anticipated Cost: $5 million  Anticipated Return: $10 million contribution margin annually  Anticipated Completion: Third Quarter 2012 Quick-Hit Return Analysis(1) Anticipated Cost Anticipated Return LSR/Sat Gas VTB LSR/Sat Gas = $16 mm VTB = $5 mm Cost = $21 mm LSR/Sat Gas = $20 mm/yr VTB = $10 mm/yr Return = $30 mm/yr Project Payback In Under One Year (1) Delek US anticipates that these projects may generate up to $30 million in incremental annual contribution margin, subject to market conditions

Retail Segment Operational Update

Growth In Same-Store Sales Key Factors That Drive Same-Store Sales Relevant Factors: Location, size, appeal, offering, affordability, people Sam -Store Merchandise Sales ) Relevant Factors: Commodity prices, weather, employment, supply disruptions Same-Store Gallons Sold 14 Consistent Growth In Same-Store Merchandise Sales Recovery In Same-Store Fuel Gallons Sold 4.2% -0.3% 3.4% 5.2% -0.8% -2.3% -1.3% 3.2% 4.3% 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 5.0% 1.2% 4.6% 6.3% 4.4% 4.0% 0.6% 2.4% 2.0% 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11

Store Reimaging & New Construction Initiatives(1) Reimaging and Construction Update Approximately 180 stores have been built or reimaged since 2006 Multi-Year Store Enhancement Initiative ) Long-term target of at least 10-20 new large-format builds per annum Multi-Year New Store Construction Plan 15 Nearly 50% of Store Base Has Been Reimaged or Newly Constructed During The Past Five Years(1) Create a retail presence in markets capable of being supplied by El Dorado Expanding Market Footprint (1) As of December 31, 2011 ) Reimaging at least 20 sites in 2012 Accelerating Store Reimaging Plan 394 497 482 442 412 377 0% 10% 20% 30% 40% 50% 60% 0 100 200 300 400 500 600 2006 2007 2008 2009 2010 2011 To tal Re m o d eled St o res as % o f To tal N u m b er o f St o re s To tal N u m b er o f St o res (En d o f P er io d ) Total Number of Stores (End of Period) Reimages/Prototypes as % of Total Store Base

Marketing Segment Operational Update

Midstream Assets Generate Consistent Results Wholesale Marketing In West Texas Owned (San Angelo, Abilene, Tyler); Third-Party (Aledo, Odessa, Big Springs, Frost) Product Marketing Terminals 17 ) Annual CAPEX less than $1 million per year 2006-2011 Minimal CAPEX requirements ) Positive contribution margin every quarter since 2006 Consistent Contribution Margin Total Sales Volumes (Barrels Per Day) Consistent Contribution Margin ($MM)(1) 16,557 13,378 14,354 15,493 2008 2009 2010 2011 $23.3 $23.7 $24.8 $26.2 2008 2009 2010 2011

Recent Acquisitions of Midstream Assets 18 Recent Acquisitions Improve Crude Procurement, Product Distribution Capabilities Paline Pipeline System (December 2011)  10-inch, 185-Mile crude line for $50.0 mm  36,000 bpd capacity; runs from Longview to Nederland, TX  Line being reversed under lease with Oil major thru Dec. 2014  Increases crude procurement capabilities in Gulf Coast  Anticipated annual EBITDA benefit of $4-6 mm thru 2014 Nettleton Pipeline System (January 2012)  10-inch, 35-mile crude line for $12.3 mm  Used exclusively to transport crude from Longview to the Tyler refinery  More than half of the crude supplied to Tyler traveled through the Nettleton system during 2011  Anticipated annual cost savings of $1.5-2 mm Big Sandy Terminal / Product Line (February 2012)  Acquired a light products terminal in east Texas and associated 9-inch, 20 mile refined product pipeline for $11.0 mm  Enhances marketing capabilities in the east Texas market  Complements existing east Texas niche surrounding the Tyler refinery

Appendix Additional Data

Year-over-Year Improvement In Refining Economics 20 Tracking the HSD 5-3-2 Gulf Coast Crack Spread Per Barrel(1) (1) Source: Platts and Bloomberg; March 2012 and YTD 2012 data is thru March 19, 2012 $13.61 $19.23 $19.67 $17.16 $19.78 $25.10 $24.69 $22.92 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 January February March Year-To-Date 2011 2012 +$5.76/bbl on a y/y basis

WTI-Brent Differential Forward Curve 21 Futures Markets Expect the WTI-Brent Differential To Remain Wide Over a Multi-Year Period(1) (1) Source: Bloomberg; as of March 19, 2012 ($20.00) ($18.00) ($16.00) ($14.00) ($12.00) ($10.00) ($8.00) ($6.00) ($4.00) ($2.00) $0.00 Forward Curve Indicates An Average WTI-Brent Differential of more than $10.80/bbl Thru April 2014

Historical and Projected Capital Spending 22 2010: $56.8 mm 2011: $81.0 mm 2012 (E): $113.0 mm $42.3 $36.0 $75.0 $14.5 $45.0 $38.0 2010 (A) 2011 (A) 2012 (E) Refining Retail, Marketing and Other Estimate includes a full-year of capital spending at Lion Oil Company

Tyler, Texas Refinery Update Overview 60,000 barrels per day located in East Texas Niche, Inland Refiner In PADD III ) 9.4 complexity; equipped with a delayed coking unit High Conversion, Moderate Complexity Primarily local domestic crudes such as WTI and East Texas Crude Processes Mostly Light Sweet Crudes 23 Generally produces more than 90% light products; sold at rack in Tyler market Production Sold Into Local Niche Market Tyler Contribution Margin ($MM) Tyler Refining Margin vs. Utilization(1,2) (1) Tyler refining margin per barrel excludes intercompany marketing fees (2) Utilization calculation defined as total crude throughputs divided by 60,000 bpd nameplate capacity of the Tyler refinery 76.0% 78.0% 80.0% 82.0% 84.0% 86.0% 88.0% 90.0% 92.0% 94.0% 96.0% $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 2008 2009 2010 2011 Ca p acit y U tiliz ati o n R ef in in g M argi n P er Barre l o f S al es Refining Margin Per Barrel of Sales Capacity Utilization $73.6 $91.0 $51.8 $278.9 2008 2009 2010 2011

El Dorado, Arkansas Refinery Update Overview  80,000 BPD, 9.0 complexity refinery located in Southern Arkansas Inland refinery in PADD III ) Crude slate transitioning from Brent-based to WTI-based crudes Process Local, Offshore, Foreign Crudes Historically, 70-80% of production is gasoline and distillate Produce Mainly Light Products 24 Serves Arkansas, Tennessee and North into the Ohio River Valley region Mid-Continent Distribution Strategy (1) Utilization calculation defined as total crude throughputs divided by 80,000 bpd nameplate capacity of the El Dorado refinery (2) Second quarter 2011 data is from the 63 days between April 29 and June 30, 2011. (3) A temporary disruption in the El Dorado refinery’s crude supply caused the El Dorado refinery to operate at reduced rates between May 8 and June 15, 2011. El Dorado Refining Margin vs. Utilization(1,2,3) Lion Oil Contribution Margin ($MM)(2,3) 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 2Q11 3Q11 4Q11 Ca p acit y U tiliz ati o n R ef in in g M argi n P er Barre l o f S al es Refining Margin Per Barrel of Sales Capacity Utilization $27.5 $76.2 ($11.0) 2Q11 3Q11 4Q11

Acquired Remaining Minority Interest In Lion Oil Timeline Lion Oil Is Now Wholly Owned By Delek US 25 1922 1985 July 2007 Sept. 2007 Apr. 2011 Oct. 2011 Inception of Lion Oil Ergon and other investors assume ownership DK acquires 28.4% interest DK acquires 6.2% interest DK acquires 53.7% interest DK Assumes 100% Equity Ownership Acquired remaining 11.7% minority equity interest on October 11, 2011 DK Owns 100% Equity Interest In Lion Acquired from a consortium of private investors for ~$13 million in cash Acquired at a Cost Below Book Value Delek US realizes full impact of Lion beginning in the fourth quarter 2011(1) Elimination of Non-Controlling Interest (1) Delek US’ third quarter 2011 results included a reduction to net income of $4.0 million, or $0.07 per diluted share, related to earnings attributable to the non-controlling interest in Lion Oil.

Transaction Summary Asset Overview Purchase Summary  80,000 BPD refinery in El Dorado, Arkansas  80-mile Magnolia-El Dorado crude oil system (Shreveport, LA to Magnolia terminal)  28-mile El Dorado crude oil system (Magnolia terminal to El Dorado refinery)  Crude oil gathering system with more than 600 miles of operable pipelines  3 light product distribution terminals (Memphis and Nashville, TN; El Dorado, AR)  Owned asphalt distribution terminal in El Dorado, Arkansas  Transaction completed on April 29, 2011  Delek US acquired Ergon’s 53.7% equity interest in Lion Oil for a combination of cash, stock and the payment and replacement of all debt owed by Lion to Ergon as follows: – $45 million in restricted Delek US Common Stock(1) – $50 million cash payment to Ergon – $50 million term note executed by Lion Oil payable to Ergon; secured by Delek US – Lion Oil divested certain non-refining assets to Ergon  Delek US has assisted Lion Oil in obtaining third-party financing of working capital 26 (1) Determined by the average closing price of Delek US’ common stock as reported on the NYSE for the ten consecutive trading days immediately preceding the closing date on April 29, 2011. In total, 3,292,844 shares of common stock issued to Ergon in conjunction with the purchase agreement.

Light Product Marketing Throughout the Mid-Continent 27 Access To The Enterprise Products Pipeline(1) Integration Opportunity  Expands marketing opportunity into the Mid-Continent  El Dorado expected to supply MAPCO store locations in Tennessee and Arkansas Tyler and El Dorado Expected To Ship Product North  Supply markets that support better margins Expand Retail Store Presence In Adjacent Markets  Opportunity to build/acquire new store locations in markets adjacent to El Dorado (i.e. Little Rock, Arkansas) (1) Formerly the TEPPCO pipeline system

Asphalt Prices Above Prior-Year Levels(1) 28 Midwest/Mid-Con Market – Tulsa, Oklahoma / Southern Kansas (Asphalt Price Per Barrel) (1) Source: Poten & Partners $0.00 $20.00 $40.00 $60.00 $80.00 $100.00 $120.00 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2010 2011 2012